EXECUTION COPY


                       SETTLEMENT AGREEMENT

     Settlement  Agreement  (the  "Agreement"),  dated as of
March  24,  1999,  by  and  among  the  former  shareholders  of Champion
Healthcare   Corporation   ("Champion")  listed  on  Exhibit
"A" hereto (the "Champion Shareholders"), Park-
Hospital GmbH ("Park"),  Dr.  Manfred Georg Krukemeyer ("Dr.
Krukemeyer"),   and   Paracelsus   Healthcare    Corporation
("PHC") (collectively, the "Parties").

     As  used in this Agreement, "old-Paracelsus" means  PHC
prior to its  merger  with Champion; "Class Action" means IN
RE PARACELSUS HEALTHCARE CORP. SEC. LITIG., Master File No. H-96-3464 (S.D. Tex.) (EW); "Derivative Actions" means CAVEN V.
MILLER, ET AL., C.A. No. H-96-3464 (S.D. Texas) (EW), and OROVITZ V. MILLER, ET AL., C.A. No. H-97-2752 (S.D. Texas) (EW); "District Court" means the United States District Court for the
Southern District of Texas; "State Court Actions" means  all of the actions filed in various state courts arising from the merger of Champion and old-Paracelsus and the related public offerings, including, without limitation, GAONKAR V. PARACELSUS, ET AL., No. BC 158899 (Cal.Super.Ct., Los Angeles Cty.), PRESCOTT V. PARACELSUS, ET AL., No. BC 158979 (Cal.Super.Ct., Los Angeles Cty.), HUTCHENS V. PARACELSUS, ET AL., No. SC38166, ESSEX IMPORTS V. PARACELSUS, ET AL., No. 96-51864 (Harris Cty. Dist. Ct.), and MOLINARI V. MILLER, ET AL., C.A. No. 14945 (Del.Ch.Ct. New Castle Cty.); and "PHC Securities Litigation" means the Class Action, Derivative Actions, and
State Court Actions combined.

I.   CONTRIBUTION OF SHARES.

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          A. Subject to the terms set forth herein, Park shall contribute nine  million  eight  hundred sixty-five  thousand  (9,865,000)
          shares     of     PHC     common     stock     (the     "Shares
          Available")  towards a global  settlement  of  the
          claims which could have been asserted and which are being asserted in the PHC Securities Litigation. On the Effective Date, as defined below in paragraph XIII., Park shall transfer up to the maximum amount of Shares Available to the Champion Shareholders; PROVIDED, HOWEVER, that each of the Champion Shareholders receiving shares from Park continuously held his, her, or its shares of PHC common stock from August 16, 1996 through October 10, 1996; and PROVIDED, FURTHER, that no shares will be transferred on account of any PHC warrants, PHC
          options,   PHC   convertible   securities,   subscription   and
          preemptive  right to any PHC stock, or any other PHC securities
          (other  than  shares   of   common   stock)  held  by  Champion
          Shareholders. In the event that the aggregate number of shares of PHC common stock held by the Champion Shareholders totals less than sixteen million five hundred thousand (16,500,000) (the "Share Threshold"), the number of shares of
          PHC common stock to be transferred from Park to the Champion Shareholders shall be an amount equal to the product of (i) the amount of shares of PHC common stock held by the Champion
          Shareholders     times    (ii)    9.865/16.5    (the     "Share
          Product").   No  PHC  warrants,  PHC  options, PHC
          convertible securities, subscription and preemptive right to any PHC stock, and any other PHC securities (other than shares
          of common stock),   or  shares  of  PHC  common  stock  held by
          individuals  that were members of the pre-merger management  of
          Champion shall   be  counted  in  determining whether the Share
          Threshold has been met or exceeded.

     B. In the event that the number of shares of PHC common stock transferred by Park to the Champion Shareholders pursuant to paragraph I.A. hereof is less than the Shares Available, contemporaneously with the transfer of the appropriate amount of shares to the Champion Shareholders, Park shall make available for the settlement of the Class Action an amount of shares of PHC common stock equal to the difference between the Shares Available and the Share Product. In no event, however, shall Park transfer more than nine million eight hundred sixty-five thousand (9,865,000) shares of PHC common stock to resolve the PHC Securities Litigation and all claims that could have been asserted by the Champion Shareholders arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation.

     C. The transfer of shares in accordance with paragraphs I.A. and I.B. hereof shall only occur if the District Court certifies a class in the Class Action that is substantially similar to the class as defined with the consent of Park and the Champion Shareholders in Section B of that certain Class Action Memorandum of Understanding.

     D. PHC shall ensure that all shares transferred to the Champion Shareholders, the class certified in the Class Action, and Dr. Krukemeyer in accordance with this Agreement are registered or exempt from registration under the federal securities laws for purposes of that transfer. Park and Dr. Krukemeyer shall cooperate with PHC in this regard, but PHC shall be solely responsible for all reasonable expenses, including reasonable attorneys' fees. In the event that not all shares transferred to the Champion Shareholders, the class certified in the Class Action, and Dr. Krukemeyer in accordance with this Agreement are registered, outside counsel to PHC shall, prior to the transfer of shares to the Champion Shareholders, Dr. Krukemeyer, and plaintiffs in the Class Action, provide Park, Dr. Krukemeyer and the Champion Shareholders with a legal opinion, substantially in the form attached as Exhibit AB" hereto, that the unregistered shares being transferred are exempt from registration under the federal securities laws for purposes of that transfer and shall provide standard assurances concerning the transfer of the securities under state Blue Sky law.

          E. The transfer of shares of PHC common stock by Park to the Champion Shareholders pursuant to paragraph I.A. hereof shall resolve all claims that could have been asserted by the Champion Shareholders arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation. To the extent possible, such resolutions shall be effected in such a way as to not affect claims and causes of action, to the extent not otherwise released in the course of a global settlement of the PHC Securities Litigation, against PHC's current or former officers and directors, PHC's independent accountants, and the underwriters associated with the merger of Champion and old-Paracelsus. Other than the consideration provided in this Agreement, no other consideration from Park, Dr. Krukemeyer, PHC, or any other person, including cash or the issuance of PHC shares by PHC, shall be provided to the Champion Shareholders to compromise the claims they could have asserted arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation. Additionally, except as provided in this Agreement, Park and Dr. Krukemeyer will provide no consideration to compromise claims being asserted in the PHC Securities Litigation by plaintiffs other than the Champion Shareholders.

     F. Except for members of the management of old-Paracelsus or Champion who are included within the class certified by the District Court, no shares of PHC common stock to be transferred by Park shall be for the benefit of the pre-merger management of old-Paracelsus or Champion. Additionally, no shares of PHC common stock to be transferred by Park shall be on account of any PHC warrants, PHC options, PHC convertible securities, subscription and preemptive right to any PHC stock, or any other PHC securities (other than shares of common stock) held by the Champion Shareholders.

II.  SHAREHOLDER LOAN.

     A.   The $7.2  million  subordinated  note (the "Note")
          issued by PHC to Park, dated August 30, 1996, shall, beginning with the annual payment originally scheduled to be made in August 2000, be discharged in accordance with its original terms. PHC shall pay to Park the interest due under the Note as scheduled on August 30, 1999. Subject to the approval of PHC's senior and subordinated lenders, if PHC in its discretion determines that such approval is required, in which case PHC shall use its reasonable best efforts to seek such approval, all amounts of the Note in arrears shall be paid in full on the date of the annual payment due in August 30, 2000 or as soon thereafter as is possible. Subject to the provisions of subparagraphs II.B and II.C hereof, the Note shall be prepaid upon the earliest to occur of (i) the express consent of PHC's senior and subordinated lenders, (ii) a refinancing by payment of PHC's senior and subordinated indebtedness, and (iii) where such payment would not violate the terms of PHC's existing senior and subordinated indebtedness; PROVIDED, HOWEVER, that the Note shall not be prepaid in any event prior to August 30, 2000.

          B. In the event that at any time within two (2) years following the Effective Date (i) a voluntary petition in bankruptcy is filed by PHC or (ii) an involuntary petition under Title 11 of the United States Code is filed against PHC and (1) an order for relief is entered or (2) such petition is not dismissed within sixty (60) days of its filing, the outstanding principal balance of the Note, together with accrued interest, shall be converted into shares of PHC common stock and then immediately issued by PHC to Park. The number of shares of PHC common stock that Park shall receive in such a conversion shall be calculated based on a share value of Four Dollars ($4.00) per share. On Park's receipt of the shares, the Note shall terminate and be canceled as fully discharged and performed.

     C. If an agreement is reached to sell all or substantially all of the outstanding voting securities or assets of PHC to a third-party within two (2) years following the Effective Date for a price of less than Four Dollars ($4.00) per share of PHC common stock, the outstanding principal balance of the Note, together with accrued interest, shall be converted into shares of PHC common stock and then immediately issued by PHC to Park. The number of shares of PHC common stock that Park shall receive in such a conversion shall be calculated based on a share value of Four Dollars ($4.00) per share. On Park's receipt of the shares, the Note shall terminate and be canceled as fully discharged and performed.

III. SERVICE AGREEMENT. - The senior and subordinated lenders of PHC currently permit PHC to pay Two Hundred Fifty Thousand Dollars ($250,000) annually on the Service Agreement dated July 17, 1996 between PHC and Dr. Krukemeyer.

     A. PHC shall buy out the obligation currently permitted by the lenders to pay Two Hundred Fifty Thousand Dollars ($250,000) annually to Dr. Krukemeyer for the remaining period of the
          Service Agreement by making a lump sum payment to Dr. Krukemeyer of One Million Dollars ($1,000,000) on the Effective Date.

     B. PHC shall buy out its remaining obligations under the Service Agreement by issuing one million (1,000,000) shares of PHC common stock to Dr. Krukemeyer on the Effective Date.

     C. The Service Agreement shall terminate and have no further effect on the Effective Date. Prior to the Effective Date, PHC shall continue to make quarterly payments on the Service Agreement at the current rate of Two Hundred Fifty Thousand Dollars ($250,000) annually.

IV.  CORPORATE GOVERNANCE.

          A. On the Effective Date, the current Shareholder Agreement and the Shareholder Protection Rights Agreement shall be terminated. Between the date of this Agreement and the Effective Date, PHC agrees not to assert or pursue any rights, claims, or actions under the Shareholder Protection Rights Agreement and Shareholder Agreement relating to the terms of Professor Krukemeyer's will providing for the appointment of executors, the actual appointment or replacement of co-executors under Professor Krukemeyer's will, and the disclosure of such terms and circumstances, and the other transactions and events disclosed in the 13-D filings made by Park and the co-executors in December 1997, or as the result of any transaction contemplated in this Agreement. In the event that PHC does assert or pursue any such rights, claims, or actions under the Shareholder Protection Rights Agreement and Shareholder Agreement prior to the Effective Date or the termination of this Agreement, Park may terminate this Agreement, which shall render this entire Agreement null and void.

     B. Simultaneous with the execution of this Agreement, PHC and Park shall execute a new Shareholder Agreement, in the form attached
          as  Exhibit  "C"   hereto  (the  "New  Shareholder
          Agreement"), which shall become effective on the Effective Date. The parties agree that, for a period of two
          (2) years after the Effective Date, PHC and Park shall not amend the Shareholder Agreement to grant Park any additional material rights or to delete any material rights of PHC without the approval of a majority of the Board taking into account only the votes of the directors not nominated or designated by Park.

     C. On or as soon as practical after the execution of this Agreement, and for a period of two (2) years following the Effective Date, the PHC Board of Directors shall include at least: (i) three (3) designees of Park; (ii) three (3) designees of the Champion Shareholders; (iii) one member of management; and (iv) two (2) independent directors ("New
          Board").   For  purposes  of  the  New  Board,   a
          director is independent if (i) he or she does not have, and has not had during the two (2) years preceding election as a director, any business, employment, financial, familial, or other relationship with PHC (other than being a director), an affiliate of PHC, Park, a Champion Shareholder, a person owning three percent (3%) or more of the voting securities of PHC, director or officer of PHC, or significant supplier or payor of PHC and (ii) so long as PHC is listed on the New York Stock Exchange, he or she satisfies the requirements of such Exchange for independent directors. Upon expiration of such two (2) year period, the PHC Board of Directors shall be nominated and elected in accordance with the then-existing Articles of Incorporation, By-laws, and the New Shareholder Agreement of PHC. During the period from the date hereof up to and including the date that the PHC Board of Directors is reconstituted pursuant to this paragraph, the Champion
          Shareholders' and Park's designees to the PHC Board of Directors shall use their independent business judgment and act to further the consummation of the transactions contemplated herein.

          Park, the Champion Shareholders and PHC shall use their reasonable best efforts to ensure that the PHC Board of Directors is constituted in this manner. In furtherance of the foregoing, PHC shall nominate and shall use its reasonable best efforts to take and cause to be taken all necessary action (corporate and other) to elect to its Board the individuals required to be nominated for election as directors in accordance with the terms hereof. In addition, for a period of two (2) years after the Effective Date, PHC shall nominate for shareholder vote only slates of classes of directors, and not any director on an individual basis, and the slates comprising each of Class I (with a term expiring in 2000) and Class II (with a term expiring in 2001) shall include at least one Park designee and one Champion designee.

     D. During the period prior to the Effective Date, Park agrees to cooperate, to the best of its ability, with PHC and the Champion Shareholders to ensure that Park's representation on the PHC Board of Directors shall not exceed one-third (1/3) of the Board of Directors.

     E.   Simultaneous  with,  or  prior  to,  the   execution   of  this
          Agreement,  the  Board  of  Directors  of  PHC  shall  adopt  a
          Resolution, in substantially the form attached as Exhibit "D" hereto, (i) adopting new Amended and Restated
          Bylaws for PHC, in the form attached as Exhibit "E" hereto (the "New Bylaws"), which shall become effective on the Effective Date and (ii) electing new directors to the Board of Directors, with such directors taking office upon the complete execution of this Agreement.

V.   GLOBAL SETTLEMENT OF CLAIMS AND COURT APPROVAL.

     A. PHC shall use its best efforts to obtain an agreement to compromise the remaining claims and causes of action currently being asserted against PHC and Dr. Krukemeyer, among others, in the Class Action, against PHC, Park, and Dr. Krukemeyer, among others, in the Derivative Actions and against PHC, Park, and/or Dr. Krukemeyer in the State Court Actions and in any other pending litigation relating, in any way, to the merger of Champion and old-Paracelsus. Although PHC may issue shares of PHC common stock to compromise these remaining claims, in no event shall PHC issue more than one million five hundred fifty thousand (1,550,000) shares of new PHC common stock to compromise these remaining claims in the Class Action, Derivative Actions, and State Court Actions, without the express written consent of Park and the Champion Shareholders.

     B. Upon PHC's obtaining an agreement to compromise the remaining claims, PHC, Park, the Champion Shareholders, the Derivative Action plaintiffs, and the Class Action plaintiffs shall jointly seek final approval of the proposed settlements from the District Court having jurisdiction over the PHC Securities Litigation. If, after proper notice and hearing, the District Court approves the proposed settlements, PHC, Park, the Champion Shareholders, the Derivative Action plaintiffs, and the Class Action plaintiffs shall seek entry of orders and final judgments that provide, among other things:

               (1) as to the Derivative Actions, entry of a court order, after notice and hearing, approving the proposed settlements and their terms pursuant to Federal Rule of Civil Procedure 23.1, approving the transfer of any unregistered shares to the Champion Shareholders or Dr. Krukemeyer pursuant to this Agreement as exempt from registration under Section 3(a)(10) of the Securities Act of 1933, and directing the consummation of the settlements pursuant to their terms;

          (2) as to the Class Action, entry of a court order, after notice and hearing, approving the proposed settlements and their terms as being fair, reasonable and adequate settlements as to plaintiffs pursuant to Federal Rule of Civil Procedure 23 approving the transfer of any unregistered shares to the members of the class pursuant to this Agreement as exempt from registration under
               Section 3(a)(10) of the Securities Act of 1933, and directing the consummation of the settlements pursuant to their terms;

          (3) directing that the Class Action and Derivative Actions be dismissed with prejudice as to the settling defendants, including Park; and

          (4) a bar order that prohibits, except as otherwise expressly provided in this Agreement or in the settlements of the Class Action and Derivative Actions, any further claims against the settling defendants, including Park, arising from the events that form the basis of the PHC Securities Litigation.

     C. PHC shall use its reasonable best efforts to obtain a release of all claims being asserted in the State Court Actions against the settling defendants, including Park.

     D. Each of the Champion Shareholders covenants that he, she or it is a current shareholder of PHC and that he, she or it will remain a shareholder of PHC through the Effective Date. Each of the Champion Shareholders further covenants that he, she or it will not commence any litigation or bring any claims against Park, Dr. Krukemeyer, PHC, or any other person, arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation.

     E. If the approvals, orders, judgments, and dismissals described above are not obtained from the District Court, this Agreement shall be null and void.

     VI. INDEMNIFICATION. - As of the Effective Date, and upon consummation of the transactions contemplated in paragraph I hereof, PHC shall indemnify and hold harmless Park, Dr. Krukemeyer, the Champion Shareholders, and each of their respective employees and agents, from any and all claims and causes of action relating, in any way, to the merger of Champion and old-Paracelsus that may be asserted by any present or former holder of PHC common stock or other PHC securities who is neither a party to this Agreement nor a member of the class certified by the District Court in the Class Action. PHC shall not, however, indemnify and hold harmless Park or the Champion Shareholders for any claims which may be asserted, assessed or otherwise imposed against any such persons or entities by any governmental agency or tribunal, including, without limitation, the Securities and Exchange Commission; PROVIDED, HOWEVER, that PHC shall indemnify Park and its agents and employees for reasonable legal fees, not to exceed Two Hundred and Fifty Thousand Dollars ($250,000), incurred in connection with any investigation or claims relating, in any way, to the merger of Champion and the old-Paracelsus brought by any governmental agency or tribunal, including, without limitation, the Securities and Exchange Commission. Nothing in this Agreement in any way limits or reduces the indemnity rights, if any, that Dr. Krukemeyer may have either contractually or as a former director of old-Paracelsus and PHC.

VII. MUTUAL RELEASE.

     A. On the Effective Date, for good and valuable consideration received, each of the Champion Shareholders, on behalf of themselves and each of his, her or its current, former, or future partners, directors, officers, employees, shareholders, predecessors, successors, affiliates, subsidiaries, agents, lawyers, representatives, and assigns (collectively, the "Champion Shareholder Releasing Parties") hereby fully and finally release and forever discharge Dr. Krukemeyer, Park, and PHC and each of his or its current, former, or future trustees, directors, officers, employees, shareholders, predecessors, successors, affiliates, subsidiaries, family members, agents, lawyers, representatives and assigns (collectively, the "Krukemeyer/Park/PHC Released Parties"), from any and all claims, demands, obligations, debts, actions, suits, causes of action, whether class, derivative, individual, or otherwise in nature, damages whenever incurred, liabilities of any nature whatsoever, including costs, expenses, penalties and attorneys' fees, known or unknown, suspected or unsuspected, in law, under statute, or in equity, that the Champion Shareholder Releasing Parties, whether directly, representatively, derivatively or in any other capacity, ever had, now have or hereafter can, shall or may have against the Krukemeyer/Park/PHC Released Parties arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation.

          B. On the Effective Date, for good and valuable consideration received, Dr. Krukemeyer, Park, and PHC and each of his or its current, former, or future trustees, directors, officers, employees, shareholders, predecessors, successors, affiliates, subsidiaries, family members, agents, lawyers, representatives, and assigns (collectively, the "Krukemeyer/Park/PHC Releasing Parties") hereby fully and finally release and forever discharge each of the Champion Shareholders, and each of his, her or its current, former, or future trustees, partners, directors, officers, employees, shareholders, predecessors, successors, affiliates, subsidiaries, family members, agents, lawyers, representatives, and assigns (collectively, the "Champion Shareholder Released
          Parties")  from   any  and  all  claims,  demands,
          obligations, debts, actions, suits, causes of action, whether class, derivative, individual, or otherwise in nature, damages whenever incurred, liabilities of any nature whatsoever, including costs, expenses, penalties and attorneys' fees, known or unknown, suspected or unsuspected, in law, under statute, or in equity, that the Krukemeyer/Park/PHC Releasing Parties, whether directly, representatively, derivatively or in any other capacity, ever had, now have or hereafter can, shall or may have against the Champion Shareholder Released Parties arising from or in any way related to the facts and circumstances forming the subject matter of the PHC Securities Litigation.
VIII. ASSIGNMENT AND PURSUIT OF CERTAIN CLAIMS.

     A. Prior to the Effective Date, PHC shall not settle, compromise, or assign any claim or cause of action it has or might have arising from or related to the facts and circumstances forming the subject matter of the PHC Securities Litigation, including, without limitation, a claim or cause of action against a current or former officer or director holding $.01 options (for, among other things, affirmative recoveries and cancellation of the $.01 options) and its independent accountants except as provided in this Agreement, the Class Action Memorandum of Understanding, and the Derivative Action Settlement Agreement or except in a document signed by the Champion Shareholders and Park. This obligation shall terminate on the Effective Date.

          B. Effective upon the transfer of shares from Park to the Champion Shareholders pursuant to paragraph I.A., PHC and the Champion Shareholders hereby assign to Park any and all claims or causes of action that PHC and the Champion Shareholders may have against PHC's independent accountants arising from the work that the independent accountants performed in connection with the merger of Champion and old-Paracelsus and in connection with any and all services that the independent accountants provided to old-Paracelsus. Notwithstanding anything to the contrary in paragraph VI., PHC shall not indemnify Park against any counterclaims or other actions asserted against Park by the independent accountants. Park shall hold PHC and all other parties who receive releases in connection with this Agreement, the settlement of the Class Action, and the Derivative Actions harmless from any liability, costs, and expenses, including reasonable legal fees, they may incur as a result of Park's pursuit of such assigned claims and causes of action against PHC's independent accountants. In addition, to the extent PHC or any of the other parties held harmless by Park are required to pay amounts to the independent accountants in connection with such assigned claims and causes of action, PHC and such other parties may at their option require that any recovery due Park from the independent accountants be reduced by such amounts. Park also covenants not to commence any litigation against the independent accountants until such time as a written commitment has been
          obtained   from   another   "Big  Five"  or  other
          nationally recognized accounting firm, acceptable to PHC and its Board of Directors in its sole and absolute discretion, agreeing to serve as PHC's independent accountants. In connection with this assignment, upon prior written request to PHC, and provided that such requests are reasonable, PHC shall make available to Park all documents that are relevant to such claims; PROVIDED, HOWEVER, that Park shall reimburse PHC for the costs associated with producing such documents. If for any reason this assignment is not valid or enforceable, the other agreements and obligations contained in this Agreement remain valid and enforceable.

     C. From and after the Effective Date, claims and causes of action of PHC may be pursued or compromised and settled at the discretion and as determined by the reconstituted PHC Board of Directors or as provided in settlements reached with respect to the PHC Securities Litigation.

IX. TERMINATION OF CERTAIN STOCK OPTIONS. - Except as provided in the Derivative Action Settlement Agreement and Senior Executive Memorandum of Understanding, PHC shall investigate the feasibility of canceling certain $.01 PHC stock options that were issued in connection with the merger of Champion and old-Paracelsus. PHC shall also investigate the feasibility of reacquiring, at a price not to exceed the strike price, any PHC shares that have been issued pursuant to such options or, if the person who obtained shares pursuant to such options has sold the shares, the proceeds realized on the sale of those shares.

X. CLASS ACTION MEMORANDUM OF UNDERSTANDING AND DERIVATIVE ACTIONS SETTLEMENT AGREEMENT. - The obligations set forth in this Agreement shall be conditioned on the final execution by all parties, including Park, of a Class Action Memorandum of Understanding and a Derivative Actions Settlement Agreement. This Agreement and the Class Action Memorandum of Understanding shall be executed at the same time.

     XI. COSTS. - Upon execution of this Agreement, the Class Action Memorandum of Understanding, and the Derivative Actions Settlement Agreement by the Champion Shareholders, PHC shall pay all reasonable fees and out-of-pocket expenses of the Champion Shareholders, including, without limitation, reasonable attorneys' fees, incurred as of the date thereof; PROVIDED, HOWEVER, that in no event shall such payment exceed Five Hundred Thousand Dollars ($500,000).
     Additionally, during the period from the date hereof up to and including the Effective Date, PHC shall pay, on a monthly basis, such additional reasonable fees and out-of-pocket expenses of the Champion Shareholders, including, without limitation, reasonable attorneys' fees, incurred subsequent to the execution of this Agreement; PROVIDED, HOWEVER, that in no event shall PHC's payment of legal fees incurred by the Champion Shareholders, in the aggregate, exceed Eight Hundred Thousand Dollars ($800,000). If the reasonable legal fees incurred by the Champion Shareholders exceed Eight Hundred Thousand Dollars ($800,000), the Champion Shareholders may request that such additional fees and expenses be paid by PHC and PHC's decision on payment of those additional fees and expenses shall be at the discretion of the New Board of Directors of PHC. In the event that the PHC Securities Litigation is not globally settled as contemplated in this Agreement, any amounts paid to the Champion Shareholders pursuant to this paragraph shall be subtracted from and offset against any eventual judgment or recovery by the Champion Shareholders in connection with a claim or demand related in any way to the merger of old-Paracelsus and Champion or to the events forming the basis of the PHC Securities Litigation and the judgment is against or the recovery is from any person with a right of indemnification or contribution against PHC.

XII. PRESS RELEASE. - Upon the final execution of this Agreement and the Class Action Memorandum of Understanding, the Parties shall jointly prepare and the Board of Directors of PHC shall issue a press release announcing generally the terms of the agreements. Except as required by applicable law, under no circumstance shall any party to this Agreement issue a press release, without the consent of all other Parties to this Agreement, or disclose the salient provisions contained in this Agreement.

XIII. EFFECTIVE DATE. - The "Effective Date" means the first business day ten (10) days after the order(s) and judgment(s) of the District Court approving the settlements of the Class Action and Derivative Actions and dismissing the Class Action and Derivative Actions with prejudice become final and no longer subject to appeal.

XIV. TERMINATION OF TOLLING AGREEMENT. - Upon the transfer of shares from Park to the Champion Shareholders pursuant to paragraph I.A. hereof and the payment by PHC to the Champion Shareholders of all fees and out-of-pocket expenses due and owing on the Effective Date pursuant to paragraph XI. hereof, the August 1997 Tolling Agreement among PHC, Park, Dr. Krukemeyer, certain of the Champion Shareholders, and others shall terminate as to PHC, Park, and Dr. Krukemeyer.

XV. DOCUMENTATION AND APPROVAL. - The Parties shall act in good faith and use their best efforts to further document the transactions contemplated herein and obtain approval of the respective judicial and governmental authorities and third parties.

XVI. GENERAL PROVISIONS.

     A. The agreements contained herein are in no way intended as an admission of liability by PHC, Park or Dr. Krukemeyer or that any reallocation of PHC shares to the Champion Shareholders is proper, fair, or warranted under the circumstances.

     B.   This  Agreement  shall   be   governed  by,  and  construed  in
          accordance with, the laws of the State of Texas without regard to Texas conflict of law rules.

     C. Any modifications or amendments to this Agreement must be in writing and signed by the Parties.

     D. This Agreement may be executed in counterparts, and as so executed shall constitute one agreement.

Date: ___________        PARK-HOSPITAL GmbH


                         _________________________________
                         By: Dr. Heiner Meyer zu L<o">sebeck
                                Managing Director

Date: ___________        PARACELSUS HEALTHCARE CORPORATION


                         _________________________________
                         By:
                         Title:

                         Date: ___________ DR. MANFRED GEORG KRUKEMEYER


                         _________________________________

Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:

Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:

Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:

Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title:



Date: ___________        _________________________________
Number of Shares of PHC  Name of Champion Shareholder
Common Stock Continuously
Held from August 16, 1996
through October 10, 1996:
________________         ________________________________
                         By:
                         Title: